                        SEMIANNUAL REPORT / APRIL 30 2001

                            AIM LARGE CAP GROWTH FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                         THE BLUE VASE BY PAUL CEZANNE

              CEZANNE'S MAGNIFICENT STILL-LIFES HAVE WITHSTOOD THE

             TEST OF TIME TO BECOME CLASSIC EXAMPLES OF POSTIMPRES-

             SIONISM. LIKE THESE MASTERPIECES, THE COMPANIES IN AIM

              LARGE CAP GROWTH FUND ARE ALSO RECOGNIZED AS LEADERS

                                IN THEIR FIELDS.

                     -------------------------------------

AIM Large Cap Growth Fund is for shareholders who seek long-term growth of capital through investments primarily in large-capitalization company securities. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year.
    The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the periods ended 4/30/01 are as follows: Class A shares, inception (3/1/99), 2.26%; one year, -37.26% (-33.59% excluding sales charges). Class B shares, inception (4/5/99), -2.11%; one year, -37.38% (-34.08% excluding sales charges). Class C shares, inception (4/5/99), -0.62%; one year -34.68% (-34.02% excluding sales charges).
o In addition to the returns as of 4/30/01 shown above, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were: Class A shares, inception (3/1/99), -2.93%; one year, -46.77%. Class B shares, inception (4/5/99), -7.88%; one year, -46.83%. Class C shares, inception (4/5/99), -5.97%; one year, -44.59%.
o   Past performance cannot guarantee comparable future results.
o DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                            AIM LARGE CAP GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                            AIM LARGE CAP GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

                     -------------------------------------

                        THE LAST SIX MONTHS HAVE TAUGHT

                        MANY NEW INVESTORS AN IMPORTANT

                       LESSON: THE STOCK MARKET SOMETIMES

                                   DECLINES.

                     -------------------------------------

ECONOMIC SLOWDOWN HURTS MARKET, FUND PERFORMANCE

HOW DID AIM LARGE CAP GROWTH FUND PERFORM DURING THE REPORTING PERIOD?
A slowing economy and declining corporate earnings growth caused investor nervousness to rise, major stock-market indexes to fall and fund performance to sink into negative territory during the six-month reporting period ended April 30, 2001. For that six-month period, the fund's Class A, Class B and Class C shares returned -37.82%, -38.03% and -38.01%, respectively. These figures are at net asset value, that is, excluding sales charges.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
The last six months have taught many new investors an important lesson: the stock market sometimes declines. During the fourth quarter of 2000 and the first quarter of 2001, the booming stock market of the 1990s was humbled. Investors avoided large-cap growth stocks generally and technology stocks in particular; some abandoned the stock market entirely, placing their investments in money market funds or bond funds.
    The Federal Reserve Board (the Fed), which spent much of 1999 and 2000 battling the perceived threat of inflation, suddenly found itself battling the very real threat of economic recession. In December 2000, the Fed publicly revealed that its recessionary worries exceeded its inflationary concerns. Four times during the reporting period--twice in January, once in March and again in April--the Fed lowered short-term interest rates by 50 basis points (for a total decrease of 200 basis points, or 2.0%) in a dramatic effort to revive a rapidly weakening economy. But the rate cuts caused the market to rally only briefly.
    April offered a respite from the drubbing growth stocks have taken in recent months--and offered hope that they may be poised for a rebound. Across all market capitalizations, value stocks outperformed growth stocks year-to-date as of April 30, 2001. But for the month of April, by a wide margin, growth stocks outperformed value stocks across all capitalizations.

WHAT CAUSED THE ECONOMY AND THE MARKETS TO WEAKEN?
The Fed's long string of interest-rate increases successfully slowed the economy--possibly more dramatically than intended. Economic growth slowed from 4.8% in the first quarter of 2000 to 1.0% in the fourth quarter; it increased somewhat to 1.3% in the first quarter of 2001. Those rate hikes made it more expensive for companies to borrow and expand. Interest-rate-sensitive telecom companies and manufacturers were particularly hurt by rising interest rates.
    Beginning in the fourth quarter, the number of earnings warnings and high-profile layoff announcements increased, unnerving investors and consumers. The dot-com collapse temporarily provided more viable businesses with a plentiful supply of almost-new telecom and Internet equipment; this resulted in sharply reduced demand for new technology-related equipment in the fourth quarter, prompting additional layoff announcements.

WHY WERE GROWTH STOCKS HURT SO SEVERELY?
Over the last year, investors tended to sell stocks with high absolute price/earnings ratios, regardless of those companies' growth rates. As a result, investors abandoned companies with rapidly growing earnings (and thus richer stock valuations) in favor of companies with low absolute price/earnings ratios. Richly valued stocks of rapidly growing companies, many investors reasoned, had further to fall in a down market than lower-priced stocks of slower-growing companies.
    As a result, many of the fund's holdings, while still some of the fastest-growing in

--------------------------------------------------------------------------------
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into your account and then click on the "View Other Account Options" dropdown
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          See important fund and index disclosures inside front cover.

                            AIM LARGE CAP GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

===============================================================================================
TOP 10 HOLDINGS                                    TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------
  1. Pfizer Inc.                          6.23%      1. Health Care (Drugs -            11.45%
                                                        Major Pharmaceuticals)
  2. General Electric Co.                 5.37
                                                     2. Financial (Diversified)          7.88
  3. Freddie Mac                          3.69
                                                     3. Natural Gas                      6.92
  4. Enron Corp.                          3.55
                                                     4. Electronics (Semiconductors)     6.00
  5. American International Group, Inc.   3.41
                                                     5. Electrical Equipment             5.37
  6. Dynegy Inc. -- Class A               3.37
                                                     6. Computers (Software & Services)  4.82
  7. Fannie Mae                           3.00
                                                     7. Equipment (Semiconductor)        4.08
  8. Pharmacia Corp.                      2.87
                                                     8. Communications Equipment         4.06
  9. Honeywell International Inc.         2.58
                                                     9. Health Care (Drugs - Generic     3.66
 10. Forest Laboratories, Inc.            2.43          & Other)

                                                    10. Insurance (Multi-Line)           3.41

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

===============================================================================================

the market, have suffered a severe valuation compression. However, it remains our belief--and our experience--that simple rules work best in the stock market:
Faster-growing companies tend to outperform slower competitors over the long haul, and while manias or bubbles develop and corrections are required to deal with them, a consistent strategy of sticking with "profit winners" benefits investors over time.

HOW DID YOU MANAGE THE FUND IN RESPONSE TO DIFFICULT MARKET TRENDS?
We increased the number of fund holdings to better diversify the fund. At the close of the reporting period, the fund had 61 holdings, at the very high end of its typical range.
    We added consumer-staples, retail and health-care holdings. Tech stocks still comprise a large portion of our holdings; major sectors represented in the portfolio include technology (23%), health care (20%) and financials (14%). While the past year has been difficult, we have been able to buy stocks of some of the highest-quality large-cap growth companies in the world at attractive prices--thereby positioning the fund to do well when current market difficulties subside.

HOW DO YOU DECIDE WHETHER OR NOT TO ADJUST THE PORTFOLIO?
We adjust the portfolio on the basis of bottom-up research on current and potential holdings, not big-picture economic predictions. We also look at earnings more than we look at stock prices. If, in our opinion, a company's earnings seem likely to meet or beat consensus expectations, we will buy the stock. If a company's earnings seem likely to miss those expectations, we will sell.
    A company's stock price generally increases or decreases based on whether its earnings are growing or slowing and whether the company is achieving its financial goals. In the course of our research, we also examine the quality of a company's management, its leadership position within its industry and secular trends that could help or hurt it.

CAN YOU NAME A COUPLE OF HOLDINGS YOU ESPECIALLY LIKE?
Pfizer's blockbuster pharmaceutical products include impotence treatment Viagra, cardiovascular drug Norvasc and cholesterol-lowering medication Lipitor; its consumer brands include Visine, BenGay, Listerine, Certs, Dentyne, Efferdent and Zantac. An aging baby-boom population promises an expanding market for pharmaceuticals that battle cholesterol, impotence, cardiovascular disease and other conditions that affect us as we age.
    General Electric is #1 or #2 in a range of industries. The diversified company produces aircraft engines, locomotives and other transportation equipment, household appliances, electric distribution and control equipment, generators and turbines, nuclear reactors, medical-imaging equipment and plastics. Its financial arm, GE Capital Services, accounts for half of GE's sales and is one of the largest U.S. financial-services companies. Other operations include the NBC television network.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Markets remained volatile and economic indicators remained mixed. The Fed remained concerned about weakness in the economy. Historically, declining interest rates have been a powerful catalyst for reinvigorating the economy--precisely the medicine the stock market seems to require. A revitalized business climate could help restore confidence in stocks generally and in growth stocks specifically.
    As a result of the stock-market correction, fund managers now see some of the most attractive stock valuations in years. Key economic indicators also were encouraging: inflation continued to be subdued, and unemployment--despite some recently announced high-profile layoffs--remained low. Despite the markets' short-term decline, fund managers believe that as in the past, the stocks of companies that deliver consistent earnings growth will be rewarded.

          See important fund and index disclosures inside front cover.

                            AIM LARGE CAP GROWTH FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc.o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


                            AIM LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                      MARKET
                                        SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-88.55%

BEVERAGES (ALCOHOLIC)-0.44%

Anheuser-Busch Cos., Inc.                 50,000   $  1,999,500
===============================================================

BEVERAGES (NON-ALCOHOLIC)-0.48%

PepsiCo, Inc.                             50,000      2,190,500
===============================================================

BIOTECHNOLOGY-2.05%

Amgen Inc.(a)                            115,000      7,031,100
---------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)             47,000      2,312,400
===============================================================
                                                      9,343,500
===============================================================

COMMUNICATIONS EQUIPMENT-4.06%

CIENA Corp.(a)                            45,000      2,477,700
---------------------------------------------------------------
Comverse Technology, Inc.(a)             151,000     10,343,500
---------------------------------------------------------------
JDS Uniphase Corp.(a)                     97,600      2,086,688
---------------------------------------------------------------
Nortel Networks Corp. (Canada)            90,000      1,377,000
---------------------------------------------------------------
QUALCOMM Inc.(a)                          38,000      2,179,680
===============================================================
                                                     18,464,568
===============================================================

COMPUTERS (NETWORKING)-1.74%

Cisco Systems, Inc.(a)                   320,000      5,433,600
---------------------------------------------------------------
Juniper Networks, Inc.(a)                 42,000      2,479,260
===============================================================
                                                      7,912,860
===============================================================

COMPUTERS (PERIPHERALS)-1.95%

EMC Corp.(a)                             224,000      8,870,400
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-4.82%

BEA Systems, Inc.(a)                      56,000      2,287,600
---------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                        72,000      4,516,560
---------------------------------------------------------------
i2 Technologies, Inc.(a)                 140,000      2,437,400
---------------------------------------------------------------
Micromuse Inc.(a)                         40,000      1,980,000
---------------------------------------------------------------
Oracle Corp.(a)                          210,000      3,393,600
---------------------------------------------------------------
Siebel Systems, Inc.(a)                   57,000      2,598,060
---------------------------------------------------------------
VERITAS Software Corp.(a)                 79,000      4,709,190
===============================================================
                                                     21,922,410
===============================================================

ELECTRICAL EQUIPMENT-5.37%

General Electric Co.                     504,000     24,459,120
===============================================================

ELECTRONICS (INSTRUMENTATION)-0.56%

Waters Corp.(a)                           49,000      2,557,800
===============================================================

ELECTRONICS (SEMICONDUCTORS)-6.00%

Analog Devices, Inc.(a)                  170,000      8,042,700
---------------------------------------------------------------
Linear Technology Corp.                   60,000      2,882,400
---------------------------------------------------------------
LSI Logic Corp.(a)                       256,000      5,240,320
---------------------------------------------------------------

                                                      MARKET
                                        SHARES        VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Maxim Integrated Products, Inc.(a)        50,000   $  2,555,000
---------------------------------------------------------------
Texas Instruments Inc.                   128,000      4,953,600
---------------------------------------------------------------
Xilinx, Inc.(a)                           77,000      3,655,190
===============================================================
                                                     27,329,210
===============================================================

EQUIPMENT (SEMICONDUCTOR)-4.08%

Applied Materials, Inc.(a)                80,000      4,368,000
---------------------------------------------------------------
KLA-Tencor Corp.(a)                       94,000      5,166,240
---------------------------------------------------------------
Novellus Systems, Inc.(a)                 85,000      4,687,750
---------------------------------------------------------------
Teradyne, Inc.(a)                        110,000      4,345,000
===============================================================
                                                     18,566,990
===============================================================

FINANCIAL (DIVERSIFIED)-7.88%

American Express Co.                     128,000      5,432,320
---------------------------------------------------------------
Fannie Mae                               170,000     13,644,200
---------------------------------------------------------------
Freddie Mac                              255,000     16,779,000
===============================================================
                                                     35,855,520
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-3.66%

Forest Laboratories, Inc.(a)             181,000     11,068,150
---------------------------------------------------------------
King Pharmaceuticals, Inc.(a)            133,000      5,603,290
===============================================================
                                                     16,671,440
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-11.45%

Allergan, Inc.                           141,000     10,716,000
---------------------------------------------------------------
Pfizer Inc.                              655,000     28,361,500
---------------------------------------------------------------
Pharmacia Corp.                          250,000     13,065,000
===============================================================
                                                     52,142,500
===============================================================

HEALTH CARE (MANAGED CARE)-0.58%

UnitedHealth Group Inc.                   40,000      2,619,200
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.19%

Baxter International Inc.                 25,000      2,278,750
---------------------------------------------------------------
Medtronic, Inc.                           70,000      3,122,000
===============================================================
                                                      5,400,750
===============================================================

HEALTH CARE (SPECIALIZED SERVICES)-0.59%

ALZA Corp.(a)                             59,000      2,697,480
===============================================================

INSURANCE (MULTI-LINE)-3.41%

American International Group, Inc.       190,000     15,542,000
===============================================================

INVESTMENT BANKING/BROKERAGE-3.08%

Goldman Sachs Group, Inc. (The)           70,000      6,377,000
---------------------------------------------------------------

                                                      MARKET
                                        SHARES        VALUE
INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Morgan Stanley Dean Witter & Co.         122,000   $  7,660,380
===============================================================
                                                     14,037,380
===============================================================

INVESTMENTS-2.33%

Nasdaq-100 Index Tracking Stock(a)       230,000     10,614,500
===============================================================

LEISURE TIME (PRODUCTS)-1.27%

Harley-Davidson, Inc.                    125,000      5,761,250
===============================================================

MANUFACTURING (DIVERSIFIED)-2.58%

Honeywell International Inc.             240,000     11,731,200
===============================================================

NATURAL GAS-6.92%

Dynegy Inc.-Class A                      265,000     15,330,250
---------------------------------------------------------------
Enron Corp.                              258,000     16,181,760
===============================================================
                                                     31,512,010
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-3.16%

ENSCO International Inc.                  85,000      3,306,500
---------------------------------------------------------------
Transocean Sedco Forex Inc.              140,000      7,599,200
---------------------------------------------------------------
Weatherford International, Inc.(a)        60,000      3,493,800
===============================================================
                                                     14,399,500
===============================================================

POWER PRODUCERS (INDEPENDENT)-2.38%

Calpine Corp.(a)                         190,000     10,828,100
===============================================================

RETAIL (COMPUTERS & ELECTRONICS)-0.91%

Best Buy Co., Inc.(a)                     75,000      4,128,750
===============================================================

RETAIL (DEPARTMENT STORES)-0.95%

Kohl's Corp.(a)                           71,000      4,335,260
===============================================================

                                                      MARKET
                                        SHARES        VALUE
RETAIL (DRUG STORES)-0.75%

Walgreen Co.                              80,000   $  3,422,400
===============================================================

RETAIL (GENERAL MERCHANDISE)-1.42%

Target Corp.                             168,000      6,459,600
===============================================================

RETAIL (SPECIALTY)-1.29%

Bed Bath & Beyond Inc.(a)                207,000      5,862,240
===============================================================

SERVICES (ADVERTISING/MARKETING)-1.20%

Omnicom Group Inc.                        62,000      5,446,700
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $431,592,182)                                 403,084,638
===============================================================
                                      PRINCIPAL
                                        AMOUNT
U.S. TREASURY SECURITIES-0.88%

U.S. TREASURY BILLS-0.88%

4.37%, 06/21/01 (Cost
  $3,976,399)(b)(c)                   $4,000,000      3,980,440
===============================================================
                                        SHARES
MONEY MARKET FUNDS-10.42%

STIC Liquid Assets Portfolio(d)       23,712,745     23,712,745
---------------------------------------------------------------
STIC Prime Portfolio(d)               23,712,745     23,712,745
===============================================================
    Total Money Market Funds (Cost
      $47,425,490)                                   47,425,490
===============================================================
TOTAL INVESTMENTS-99.85% (Cost
  $482,994,071)                                     454,490,568
===============================================================
OTHER ASSETS LESS LIABILITIES-0.15%                     702,794
===============================================================
NET ASSETS-100.00%                                 $455,193,362
_______________________________________________________________
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(c) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 6

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $482,994,071)                                 $454,490,568
------------------------------------------------------------
Receivables for:
  Investments sold                                   978,718
------------------------------------------------------------
  Variation margin                                   173,400
------------------------------------------------------------
  Fund shares sold                                 2,154,243
------------------------------------------------------------
  Dividends                                          283,850
------------------------------------------------------------
Investment for deferred compensation plan             12,459
------------------------------------------------------------
Other assets                                          69,594
============================================================
    Total assets                                 458,162,832
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,440,143
------------------------------------------------------------
  Fund shares reacquired                             932,275
------------------------------------------------------------
  Deferred compensation plan                          12,459
------------------------------------------------------------
Accrued administrative services fees                   9,647
------------------------------------------------------------
Accrued distribution fees                            267,614
------------------------------------------------------------
Accrued trustees' fees                                   776
------------------------------------------------------------
Accrued transfer agent fees                          215,192
------------------------------------------------------------
Accrued operating expenses                            91,364
============================================================
    Total liabilities                              2,969,470
============================================================
Net assets applicable to shares outstanding     $455,193,362
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $187,094,695
____________________________________________________________
============================================================
Class B                                         $192,897,789
____________________________________________________________
============================================================
Class C                                         $ 75,200,878
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                           16,967,831
____________________________________________________________
============================================================
Class B                                           17,740,964
____________________________________________________________
============================================================
Class C                                            6,911,434
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      11.03
------------------------------------------------------------
Offering price per share:
  (Net asset value of $11.03 divided by
    94.50%)                                     $      11.67
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      10.87
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      10.88
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $253)                                        $     822,244
------------------------------------------------------------
Dividends from affiliated money market funds       1,367,969
------------------------------------------------------------
Interest                                             131,419
============================================================
    Total investment income                        2,321,632
============================================================

EXPENSES:

Advisory fees                                      1,875,222
------------------------------------------------------------
Administrative services fees                          59,561
------------------------------------------------------------
Custodian fees                                        37,591
------------------------------------------------------------
Distribution fees -- Class A                         366,430
------------------------------------------------------------
Distribution fees -- Class B                       1,048,600
------------------------------------------------------------
Distribution fees -- Class C                         398,674
------------------------------------------------------------
Transfer agent fees -- Class A                       348,178
------------------------------------------------------------
Transfer agent fees -- Class B                       361,784
------------------------------------------------------------
Transfer agent fees -- Class C                       137,549
------------------------------------------------------------
Trustees' fees                                         5,585
------------------------------------------------------------
Other                                                172,086
============================================================
    Total expenses                                 4,811,260
============================================================
Less: Expenses paid indirectly                        (6,554)
------------------------------------------------------------
    Net expenses                                   4,804,706
============================================================
Net investment income (loss)                      (2,483,074)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (191,552,969)
------------------------------------------------------------
  Futures contracts                               (6,668,843)
============================================================
                                                (198,221,812)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (52,906,754)
------------------------------------------------------------
  Futures contracts                                1,708,526
============================================================
                                                 (51,198,228)
============================================================
Net gain (loss) from investment securities
  and futures contracts                         (249,420,040)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(251,903,114)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                APRIL 30,      OCTOBER 31,
                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (2,483,074)   $ (1,661,635)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                          (198,221,812)    (30,744,986)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities
    and futures contracts                                       (51,198,228)     23,255,276
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (251,903,114)     (9,151,345)
===========================================================================================
Share transactions-net:
  Class A                                                        67,321,663     219,794,733
-------------------------------------------------------------------------------------------
  Class B                                                        88,896,484     210,225,885
-------------------------------------------------------------------------------------------
  Class C                                                        36,006,278      80,133,352
===========================================================================================
    Net increase (decrease) in net assets                       (59,678,689)    501,002,625
===========================================================================================

NET ASSETS:

  Beginning of period                                           514,872,051      13,869,426
===========================================================================================
  End of period                                               $ 455,193,362    $514,872,051
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 713,591,389    $521,366,964
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (2,518,793)        (35,719)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities
    and futures contracts                                      (229,390,419)    (31,168,607)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities
    and futures contracts                                       (26,488,815)     24,709,413
===========================================================================================
                                                              $ 455,193,362    $514,872,051
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $27,562,758 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $59,561 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $410,833 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the

1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $366,430, $1,048,600 and 398,674, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $341,081 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $59,369 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
    During the six months ended April 30, 2001, the Fund paid legal fees of $1,785 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,886 and reductions in custodian fees of $668 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $6,554.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan. At April, 30, 2001, there were no securities on loan to brokers.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $545,560,724 and $340,155,256, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $      4,041
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (25,552,855)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $(28,548,814)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $483,039,382.

NOTE 8-FUTURES CONTRACTS

On April 30, 2001, $3,445,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                                                          UNREALIZED
                                                               NO. OF        MONTH/        MARKET        APPRECIATION
                                                              CONTRACTS    COMMITMENT       VALUE       (DEPRECIATION)
                                                              ---------    ----------    -----------    --------------
Nasdaq 100 Index                                                 57        Jun-01/Buy    $10,639,050      $  716,201
----------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                    71        Jun-01/Buy     22,263,825       1,298,488
======================================================================================================================
                                                                                         $32,902,875      $2,014,689
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                    APRIL 30, 2001               OCTOBER 31, 2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      9,896,993    $140,327,935    13,372,376    $243,408,072
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      8,960,936     129,181,030    12,077,582     219,734,204
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,677,699      51,991,109     4,575,100      82,410,277
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (5,629,056)    (73,006,272)   (1,361,845)    (23,613,339)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,202,613)    (40,284,546)     (555,702)     (9,508,319)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,289,797)    (15,984,831)     (131,632)     (2,276,925)
======================================================================================================================
                                                              12,414,162    $192,224,425    27,975,879    $510,153,970
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                              ---------------------------------------------
                                                                                            MARCH 1, 1999
                                                              SIX MONTHS                   (DATE OPERATIONS
                                                                ENDED       YEAR ENDED      COMMENCED) TO
                                                              APRIL 30,     OCTOBER 31,      OCTOBER 31,
                                                                 2001         2000(a)            1999
                                                              ----------    -----------    ----------------
Net asset value, beginning of period                           $  17.74      $  11.29           $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.04)        (0.15)           (0.04)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (6.67)         6.60             1.33
===========================================================================================================
    Total from investment operations                              (6.71)         6.45             1.29
===========================================================================================================
Net asset value, end of period                                 $  11.03      $  17.74           $11.29
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                  (37.82)%       57.13%           13.70%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $187,095      $225,255           $7,785
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                            1.55%(c)      1.58%            1.53%(d)(e)
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of net investment income (loss) to average net assets       (0.61)%(c)    (0.82)%          (0.59)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                              75%          113%              21%
___________________________________________________________________________________________________________
===========================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $211,123,831.
(d) Annualized.
(e) Excluding fee waiver. Ratio of expenses to average net assets excluding fee waiver was 3.63%.

                                                                                 CLASS B
                                                              ---------------------------------------------
                                                                                            APRIL 5, 1999
                                                              SIX MONTHS                   (DATE OPERATIONS
                                                                ENDED       YEAR ENDED      COMMENCED) TO
                                                              APRIL 30,     OCTOBER 31,      OCTOBER 31,
                                                                 2001         2000(a)          1999(a)
                                                              ----------    -----------    ----------------
Net asset value, beginning of period                           $  17.54      $  11.25           $11.02
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.07)        (0.27)           (0.08)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (6.60)         6.56             0.31
===========================================================================================================
    Total from investment operations                              (6.67)         6.29             0.23
===========================================================================================================
Net asset value, end of period                                 $  10.87      $  17.54           $11.25
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                  (38.03)%       55.91%            2.09%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $192,898      $210,224           $5,183
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                            2.21%(c)      2.24%            2.23%(d)(e)
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of net investment income (loss) to average net assets       (1.27)%(c)    (1.48)%          (1.29)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                              75%          113%              21%
___________________________________________________________________________________________________________
===========================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $211,457,976.
(d) Annualized.
(e) Excluding fee waiver. Ratio of expenses to average net assets excluding fee waiver was 4.33%.

                                                                                 CLASS C
                                                              ---------------------------------------------
                                                                                            APRIL 5, 1999
                                                              SIX MONTHS                   (DATE OPERATIONS
                                                                ENDED       YEAR ENDED      COMMENCED) TO
                                                              APRIL 30,     OCTOBER 31,      OCTOBER 31,
                                                                 2001         2000(a)          1999(a)
                                                              ----------    -----------    ----------------
Net asset value, beginning of period                           $ 17.55        $ 11.25           $11.02
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)         (0.27)           (0.08)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (6.60)          6.57             0.31
===========================================================================================================
    Total from investment operations                             (6.67)          6.30             0.23
===========================================================================================================
Net asset value, end of period                                 $ 10.88        $ 17.55           $11.25
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 (38.01)%        56.00%            2.09%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $75,201        $79,392           $  901
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                           2.21%(c)       2.24%            2.23%(d)(e)
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of net investment income (loss) to average net assets      (1.27)%(c)     (1.48)%          (1.29)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                             75%           113%              21%
___________________________________________________________________________________________________________
===========================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $80,395,661.
(d) Annualized.
(e) Excluding fee waiver. Ratio of expenses to average net assets excluding fee waiver was 4.33%.

NOTE 11-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

    Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                OFFICERS                                   OFFICE OF THE FUND

Robert H. Graham                                 Robert H. Graham                           11 Greenway Plaza
Chairman, President and                          Chairman and President                     Suite 100
Chief Executive Officer                                                                     Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary        INVESTMENT ADVISOR
Bruce L. Crockett
Director                                         Gary T. Crum                               A I M Advisors, Inc.
ACE Limited;                                     Senior Vice President                      11 Greenway Plaza
Formerly Director, President, and                                                           Suite 100
Chief Executive Officer                          Edgar M. Larsen                            Houston, TX 77046
COMSAT Corporation                               Vice President
                                                                                            TRANSFER AGENT
Owen Daly II                                     Dana R. Sutton
Formerly Director                                Vice President and Treasurer               A I M Fund Services, Inc.
Cortland Trust Inc.                                                                         P.O. Box 4739
                                                 Melville B. Cox                            Houston, TX 77210-4739
Albert R. Dowden                                 Vice President
Chairman of the Board of Directors,                                                         CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and      Mary J. Benson
Director, Magellan Insurance Company,            Assistant Vice President and               State Street Bank and Trust Company
Formerly Director, President and                 Assistant Treasurer                        225 Franklin Street
Chief Executive Officer,                                                                    Boston, MA 02110
Volvo Group North America, Inc.; and             Sheri Steward Morris
Senior Vice President, AB Volvo                  Assistant Vice President and               COUNSEL TO THE FUND
                                                 Assistant Treasurer
Edward K. Dunn Jr.                                                                          Ballard Spahr
Chairman, Mercantile Mortgage Corp.;             Juan E. Cabrera, Jr.                       Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,            Assistant Secretary                        1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                    Philadelphia, PA 19103
President, Mercantile Bankshares                 Jim A. Coppedge
                                                 Assistant Secretary                        COUNSEL TO THE TRUSTEES
Jack M. Fields
Chief Executive Officer                          Renee A. Friedli                           Kramer, Levin, Naftalis & Frankel LLP
Texana Global, Inc.;                             Assistant Secretary                        919 Third Avenue
Formerly Member                                                                             New York, NY 10022
of the U.S. House of Representatives             P. Michelle Grace
                                                 Assistant Secretary                        DISTRIBUTOR
Carl Frischling
Partner                                          John H. Lively                             A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP            Assistant Secretary                        11 Greenway Plaza
                                                                                            Suite 100
Prema Mathai-Davis                               Nancy L. Martin                            Houston, TX 77046
Formerly Chief Executive                         Assistant Secretary
Officer, YWCA of the U.S.A.
                                                 Ofelia M. Mayo
Lewis F. Pennock                                 Assistant Secretary
Partner
Pennock & Cooper                                 Lisa A. Moss
                                                 Assistant Secretary
Louis S. Sklar
Executive Vice President                         Kathleen J. Pflueger
Hines Interests                                  Assistant Secretary
Limited Partnership
                                                 Stephen R. Rimes
                                                 Assistant Secretary

                                                 Timothy D. Yang
                                                 Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS                     INTERNATIONAL/GOBAL EQUITY FUNDS    A I M Management Group Inc. has provided
                                                                                   leadership in the mutual fund industry since
       MORE AGGRESSIVE                               MORE AGGRESSIVE               1976 and managed approximately $154 billion
                                                                                   in assets for nine million shareholders,
AIM Small Cap Opportunities(1)               AIM Latin American Growth             including individual investors, corporate
AIM Mid Cap Opportunities(1)                 AIM Developing Markets                clients and financial institutions, as of
AIM Large Cap Opportunities(2)               AIM European Small Company            March 31, 2001.
AIM Emerging Growth                          AIM Asian Growth                          The AIM Family of Funds--Registered
AIM Small Cap Growth(1)                      AIM Japan Growth                      Trademark-- is distributed nationwide, and
AIM Aggressive Growth                        AIM International Emerging Growth     AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                           AIM European Development              complex in the United States in assets under
AIM Small Cap Equity                         AIM Euroland Growth                   management, according to Strategic Insight,
AIM Capital Development                      AIM Global Aggressive Growth          an independent mutual fund monitor.
AIM Constellation                            AIM International Equity                  AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends                  AIM Advisor International Value       the world's largest independent financial
AIM Select Growth                            AIM Worldwide Spectrum                services companies with $370 billion in
AIM Large Cap Growth                         AIM Global Trends                     assets under management as of March 31, 2001.
AIM Weingarten                               AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                         MORE CONSERVATIVE
AIM Charter
AIM Value
AIM Blue Chip                                     SECTOR EQUITY FUNDS
AIM Basic Value
AIM Large Cap Basic Value                            MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex                             AIM New Technology
                                             AIM Global Telecommunications and Technology
       MORE CONSERVATIVE                     AIM Global Infrastructure
                                             AIM Global Resources
                                             AIM Global Financial Services
                                             AIM Global Health Care
                                             AIM Global Consumer Products and Services
                                             AIM Advisor Real Estate
                                             AIM Global Utilities

                                                     MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                    TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Tax-Exempt Bond of Connecticut
AIM High Yield                               AIM Municipal Bond
AIM Income                                   AIM Tax-Free Intermediate
AIM Global Income                            AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                       MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS,
SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                      [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--
                                                       INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

                                                                       LCG-SAR-1

A I M Distributors, Inc.